UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE ESTÉE LAUDER COMPANIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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+ The Sample Company Online Go to www.envisionreports.com/EL or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m., Eastern Standard Time, on November 14, 2019. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of The Estée Lauder Companies Inc. to be Held on Friday, November 15, 2019 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at www.envisionreports.com/EL. The proxy materials for the Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important. HOW TO VOTE BY INTERNET This is not a proxy card. You cannot use this notice to vote your shares. We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. Have this notice in hand when you access the website. Follow the instructions below to access the electronic proxy card and vote your shares. You will need to reference the 15-digit control number located in the shaded bar above. Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/EL. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before October 31, 2019 to facilitate timely delivery. + 2 N O T 03487C Stockholder Meeting Notice

Dear Stockholder of The Estée Lauder Companies Inc.: The 2019 Annual Meeting of Stockholders of The Estée Lauder Companies Inc. (the “Company”) will be held at the JW Marriott Essex House New York, Grand Salon, 160 Central Park South, New York, New York, on Friday, November 15, 2019, at 10:00 a.m. (local time). Voting Items for the Annual Meeting: 1. 2. 3. 4. to elect six Class II Directors to serve until the 2022 Annual Meeting of Stockholders of the Company; to ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending June 30, 2020; to provide an advisory vote to approve executive compensation; and to approve The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan. The Board of Directors recommends a vote “FOR” each nominee in Item 1 and “FOR” Items 2, 3 and 4. The Board of Directors has fixed the close of business on September 16, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Meeting Location: JW Marriott Essex House New York Grand Salon 160 Central Park South New York, New York The following materials are available for you to review online: • • • the Company’s 2019 Proxy Statement (including all attachments thereto); the Company’s 2019 Annual Report on Form 10-K; and any amendments to the foregoing materials that are required to be furnished to stockholders. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/EL. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Estee Lauder” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by October 31, 2019. Stockholder Meeting Notice